FOR IMMEDIATE RELEASE
Roadrunner Transportation Systems Announces Terence R. Rogers
as Executive Vice President and Chief Financial Officer
Downers Grove, IL (BUSINESS WIRE)-May 24, 2017 -- Roadrunner Transportation Systems, Inc. (“Roadrunner”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, today announced that Terence R. Rogers has joined the company as executive vice president and chief financial officer. Prior to joining Roadrunner, Rogers served for four years as chief financial officer for The Heico Companies, LLC, parent company for a diversified portfolio of over 35 businesses. His career includes 17 years in financial positions with Ryerson Inc., a leading distributor and value-added processor of industrial metals, most recently as chief financial officer.
Additionally, Roadrunner announced that it is moving its corporate headquarters to its existing office in Downers Grove, Illinois to locate its new executive management team for easier travel to both customers and geographically dispersed operating units. The company will retain office space and key business and support functions at its previous corporate headquarters in Cudahy, Wisconsin. Approximately 185 positions will remain at the Cudahy location with no workforce reduction planned.
“I am excited to announce the addition of Terry Rogers, who is an experienced and skilled CFO, to our management team at Roadrunner,” said Curt Stoelting, Chief Executive Officer. “Adding Terry completes the hiring of our new executive management team. Our strong team is focused on moving the company forward and building long-term shareholder value.”
About Roadrunner Transportation Systems, Inc.
Roadrunner is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner Freight, Roadrunner Express, Roadrunner Temperature Controlled, Roadrunner Truckload Plus, Roadrunner Intermodal Services and Ascent Global Logistics® brands. The Roadrunner brand offers solutions including less-than-truckload, air and ground domestic and cross-border expedite, dry van and temperature controlled truckload logistics and intermodal services. The Ascent Global Logistics brand offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com.
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding Roadrunner’s expectations for its workforce at its previous corporate headquarters in Cudahy, Wisconsin. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements, to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, the risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.

Contact
Roadrunner Transportation Systems, Inc.
Betty Kujawa
414-615-1631

Reputation Partners
Marilyn Vollrath
414-376-8834
ir@rrts.com